JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2013 to June 30, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 1/9/2013
Issuer Bombardier Inc. (BBDBCN 6.125% January 15, 2023 144A)
Cusip 097751BF
Bonds 170,000
Offering Price $100.000
Spread 1.00%
Cost $170,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.05%
Syndicate Members JPMorgan, Deutsche Bank
Fund Pacholder High Yield Fund
Trade Date 1/9/2013
Issuer HD Supply Inc. (HDSUPP 10.50% January 15, 2021 144A)
Cusip 40415RAL
Bonds 102,000
Offering Price $100.000
Spread 1.50%
Cost $102,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.64%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Duetsche Bank, Goldman Sachs, JPMorgan, UBS Securities, Wells Fargo, BB&T Capital, Raymond James Morgan Keegan, Robert W Baird & Co, SunTrust Robinsom Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/10/2013
Issuer Kodiak Oil & Gas Corporation (KOG 5.50% January 15, 2021 144A)
Cusip 50015QAD
Bonds 90,000
Offering Price $100.000
Spread 1.75%
Cost $90,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.80%
Syndicate Members BMO Capital, Credit Suisse, KeyBanc, RBC Capital, Scotia Capital, Wells Fargo, Barclays Capital, Comerica Securities, Deutsche Bank, JPMorgan, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/14/2013
Issuer Lear Corporation (LEA 4.75% Janaury 15, 2023 144A)
Cusip 521865AT
Bonds 50,000
Offering Price $100.000
Spread 1.31%
Cost $50,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.71%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, RBC Capital, UBS Securities, Commerzbank Capital, HSBC Securities, PNC Bank, Sumitomo Bank, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/18/2013
Issuer Gibraltar Industries Inc (ROCK 6.25% February 1, 2021)
Cusip 374689AD
Bonds 16,000
Offering Price $100.000
Spread 1.34%
Cost $16,000
Dealer Executing Trade RBS Securirties Inc.
% of Offering  purchased by firm 1.30%
Syndicate Members JPMorgan, KeyBanc Capital, HSBC Securities, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 1/25/2013
Issuer DigitalGlobe Inc (DGI 5.25% February 1, 2021 144A)
Cusip 25389MAD
Bonds 74,000
Offering Price $100.000
Spread 0.63%
Cost $74,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.54%
Syndicate Members Citigroup Global Markets, JPMorgan, Mitsubishi UFJ, Morgan Stanley, Barclays Capital, Raymond James & Associates
Fund Pacholder High Yield Fund
Trade Date 1/28/2013
Issuer Atlas Pipeline Bondstners L.P. and Atlas Pipeline Finance Corporation (APL 5.875% August 1, 2023 144A)
Cusip 04939MAH
Bonds 162,000
Offering Price $100.000
Spread 1.75%
Cost $162,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.44%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, ABN AMRO Securities, Capital One Southcoast, Come4rica Securities, SMBC Nikko Securities, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/29/2013
Issuer HD Supply Inc (HDSUPP 7.50% July 15, 2020 144A)
Cusip 40415RAN
Bonds 335,000
Offering Price $100.000
Spread 1.50%
Cost $335,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.56%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, UBS Securities, Wells Fargo, BB&T Capital, Raymond James Morgan Keegan, Robert W Baird & Co, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/29/2013
Issuer Netflix Inc (NFLX 5.375% February 1, 2021 144A)
Cusip 64110LAD
Bonds 143,000
Offering Price $100.000
Spread 1.15%
Cost $143,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.60%
Syndicate Members JPMorgan, Morgan Stanley, Allen & Co
Fund Pacholder High Yield Fund
Trade Date 1/29/2013
Issuer Sabine Pass Liquefaction LLC (CQP 5.625% February 1, 2021 144A)
Cusip 785592AA
Bonds 194,000
Offering Price $100.000
Spread 1.15%
Cost $194,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.71%
Syndicate Members Credit Agricole, Credit Suisse, Deutsche Bank, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Morgan Stanley, RBC Capital, Societe Generale, Standard Chartered, Banco Santander, ING Bank, Lloyds Securities, Scotia Capital, Mizuho Securities
Fund Pacholder High Yield Fund
Trade Date 2/5/2013
Issuer Revlon Consumer Products Corp. (REV 5.75% February 15, 2021 144A)
Cusip 761519BC
Bonds 169,000
Offering Price $100.000
Spread 1.75%
Cost $169,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.52%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/11/2013
Issuer NII International Telecom SA (NIHD 11.375% August 15, 2019 144A)
Cusip 62914QAA
Bonds 174,000
Offering Price $100.000
Spread 1.75%
Cost $174,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.68%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, Banco Santander, Citigroup Global Markets, HSBC Securities
Fund Pacholder High Yield Fund
Trade Date 2/14/2013
Issuer Burlington Holdings LLC & Burlington Holdings Finance Inc (BCFACT 9.00% February 15, 2018 144A)
Cusip 12168PAA
Bonds 79,000
Offering Price $98.000
Spread 2.00%
Cost $77,420
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.52%
Syndicate Members Goldman Scahs, Bank America Merrill Lynch, JPMorgan, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/21/2013
Issuer Ashland Inc (ASH 3.00% March 15, 2016 144A)
Cusip 044209AG
Bonds 144,000
Offering Price $100.000
Spread 1.25%
Cost $144,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.76%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Bank America Merrill Lynch, PNC Capital, Scotia Capital, JPMorgan, RBS Securities, US Bancorp, Credit Agricole, Fith Third Securities, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/21/2013
Issuer Ashland Inc (ASH 3.875% April 15, 2018 144A)
Cusip 044209AJ
Bonds 177,000
Offering Price $100.000
Spread 1.25%
Cost $177,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.88%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Bank America Merrill Lynch, PNC Capital, Scotia Capital, JPMorgan, RBS Securities, US Bancorp, Credit Agricole, Fith Third Securities, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/21/2013
Issuer Ashland Inc (ASH 4.75% August15, 2022 144A)
Cusip 044209AN
Bonds 118,000
Offering Price $99.059
Spread 1.25%
Cost $116,890
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.97%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Bank America Merrill Lynch, PNC Capital, Scotia Capital, JPMorgan, RBS Securities, US Bancorp, Credit Agricole, Fith Third Securities, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/22/2013
Issuer Aramark Corporation (RMK 5.75% March 15, 2020 144A)
Cusip 038521AL
Bonds 90,000
Offering Price $100.000
Spread 1.25%
Cost $90,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.45%
Syndicate Members Goldman Scahs, Bank America Merrill Lynch, Barclays Capital, Goldman Scahs, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/28/2013
Issuer CCO Holdings, LLC (CHTR 5.25% March 15, 2021 144A)
Cusip 1248EPBA
Bonds 68,000
Offering Price $100.000
Spread 1.15%
Cost $68,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 8.37%
Syndicate Members BankAmerica Merrill lYnch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, UBS Securities, Goldman Sachs, Guggenheim Securities, LionTree Advisores, RBC Capital, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 2/28/2013
Issuer Cedar Fair L.P., Canada's Wonderland Company and Magnum Management Corporation (FUN 5.25% March 15, 2021 144A)
Cusip 150191AD
Bonds 24,000
Offering Price $100.000
Spread 1.60%
Cost $24,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.95%
Syndicate Members JPMorgan Securities, UBS Securities, Wells Fargo, Fifth Third Securities, KeyBanc Capital
Fund Pacholder High Yield Fund
Trade Date 2/28/2013
Issuer Equinix Inc (EQIX 4.875% April 1, 2020)
Cusip 29444UAL
Bonds 128,000
Offering Price $100.000
Spread 1.20%
Cost $128,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Evercore Bondstners, Goldman Sachs, HSBC Securities, RBC Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/6/2013
Issuer International Lease Finance Corp (AIG 4.625% April 15, 2021)
Cusip 459745GQ
Bonds 21,000
Offering Price $99.994
Spread 1.00%
Cost $20,999
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.88%
Syndicate Members Barclays Capital, JPMorgan, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/8/2013
Issuer MetroPCS Wilreless Inc. (PCS 6.25% April 1, 2021 144A)
Cusip 591709AM
Bonds 328,000
Offering Price $100.000
Spread 0.70%
Cost $328,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.12%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/12/2013
Issuer The Geo Group Inc (GEO 5.125% April 1, 2023 144A)
Cusip 36159RAF
Bonds 94,000
Offering Price $100.000
Spread 1.75%
Cost $94,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.74%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo, BNP Bondsibas, Fifth Third Bank, HSBC Securities, Regions Bank, TD Securities
Fund Pacholder High Yield Fund
Trade Date 3/12/2013
Issuer Steel Dynamics Inc (STLD 5.25% April 15, 2023 144A)
Cusip 858119AY
Bonds 112,000
Offering Price $100.000
Spread 1.38%
Cost $112,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.64%
Syndicate Members Deutsche Bank, Goldman Scahs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, PNC Capital, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/18/2013
Issuer CenturyLink Inc (CTL 5.625% April 1, 2020)
Cusip 156700AW
Bonds 20,000
Offering Price $100.000
Spread 1.13%
Cost $20,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.33%
Syndicate Members Barclays Capital, Citigroup, JPMorgan, SunTrust Robinson Humphrey, Mitsubishi UFJ, Mizuho, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 3/18/2013
Issuer Sinclair Television Group Inc. (SBGI 5.375% April 1, 2021 144A)
Cusip 829259AK
Bonds 78,000
Offering Price $100.000
Spread 1.50%
Cost $78,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 6.58%
Syndicate Members Deutsche Bank, JPMorgan, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/19/2013
Issuer Watco Companies LLC and Watco Finance Corp (WATCOS 6.375% April 1, 2023 144A)
Cusip 941130AA
Bonds 94,000
Offering Price $100.000
Spread 1.31%
Cost $94,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 7.32%
Syndicate Members Barclays Capital, BMO Capital, JPMorgan, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/20/2013
Issuer Intelsat Luxembourg SA (INTEL 7.75% June 1, 2021 144A)
Cusip 458204AK
Bonds 445,000
Offering Price $100.000
Spread 1.25%
Cost $445,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.53%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/20/2013
Issuer Intelsat Luxembourg SA (INTEL 6.75% June 1, 2018 144A)
Cusip 458204AL
Bonds 75,000
Offering Price $100.000
Spread 1.25%
Cost $75,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.20%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/20/2013
Issuer Intelsat Luxembourg SA (INTEL 8.125% June 1, 2023 144A)
Cusip 458204AM
Bonds 253,000
Offering Price $100.000
Spread 1.25%
Cost $253,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.99%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/20/2013
Issuer Rexel SA (RXLFP 5.25% June 15, 2020 144A)
Cusip 761679AC
Bonds 200,000
Offering Price $99.981
Spread 0.83%
Cost $199,962
Dealer Executing Trade BNP Bondsibas Securities
% of Offering  purchased by firm 4.39%
Syndicate Members Barclays Capital, BNP Bondsibas, CM-CIC Securities, Credit Agricole, HSBC Securities, ING Bank, JPMorgan, Bank America Merrill Lynch, Natixis, Societe Generale, Bayerische Landesbank, BB Securities, Mediobnca di Credito Finanzi
Fund Pacholder High Yield Fund
Trade Date 3/20/2013
Issuer United States Steel Corporation (X 6.875% April 1, 2021)
Cusip 912909AJ
Bonds 82,000
Offering Price $100.000
Spread 1.75%
Cost $82,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 4.96%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/21/2013
Issuer Corrections Corp of America (CXW 4.125% April 1, 2020 144A)
Cusip 22025YAL
Bonds 53,000
Offering Price $100.000
Spread 1.25%
Cost $53,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.65%
Syndicate Members Bank America Merrill Lynch, JPMorgan, PNC Capital, SunTrust Robinson Humphrey, Wells Fargo, US Bancorp, Avondale Bondstners, Barclays Capital, BB&T Capital, Fifth Third, HSBC Securities, Maquarie Bank, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/21/2013
Issuer Corrections Corp of America (CXW 4.625% May 1, 2023 144A)
Cusip 22025YAN
Bonds 53,000
Offering Price $100.000
Spread 1.25%
Cost $53,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.23%
Syndicate Members Bank America Merrill Lynch, JPMorgan, PNC Capital, SunTrust Robinson Humphrey, Wells Fargo, US Bancorp, Avondale Bondstners, Barclays Capital, BB&T Capital, Fifth Third, HSBC Securities, Maquarie Bank, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/21/2013
Issuer Milacron LLC and Mcron Finance Corp. (MCRON 7.75% February 15, 2021 144A)
Cusip 59870XAB
Bonds 125,000
Offering Price $100.000
Spread 2.50%
Cost $125,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.90%
Syndicate Members Bank America Merril Lynch, Barclays Capital, Credit Suisse, JPMorgan, RBC Capital, KeyBanc, Societe Generale
Fund Pacholder High Yield Fund
Trade Date 3/22/2013
Issuer Exterran Bondstners, L.P. and EXLP Finance Corp. (EXLP 6.00% April 1, 2021 144A)
Cusip 30227CAA
Bonds 70,000
Offering Price $98.439
Spread 1.92%
Cost $68,907
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.54%
Syndicate Members Credit Agricole, JPMorgan, RBC Capital, RBS Securities, Wells Fargo, Barclays Capital, Citigroup, Bank America Merrill Lynch, Bank of Tokyo, BB&T Capital, Goldman Sachs, Mitsubishi UFJ, PNC Capital, Raymond James & Assoc, Regions Bank, Scota Capital, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/22/2013
Issuer Hawk Acquisition Sub Inc. (HNZ 4.25% October 15, 2020 144A)
Cusip 420088AA
Bonds 550,000
Offering Price $100.000
Spread 1.50%
Cost $550,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.22%
Syndicate Members Wells Fargo, Barclys Capital, Citigroup, JPMorgan, Wells Fargo, BB Securities, BNP Bondsibas, Credit Suisse, HSBC Securities, Itau BBA, Mitsubishi UFJ, PNC Capital, Rabobank, RBC Capital, Sumitomo Mitsui, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/22/2013
Issuer Walter Energy Inc (WLT 8.50% April 15, 2021 144A)
Cusip 93317QAE
Bonds 62,000
Offering Price $100.000
Spread 1.72%
Cost $62,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.11%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, Credit Agricole, Morgan Stanley, BB&T Capital, Comerica Securities, ING, JPMorgan, Mitsubishi UFJ, Natixis, Raymond James & Assoc, RBC Capital, Regions bank, TD Securities
Fund Pacholder High Yield Fund
Trade Date 3/27/2013
Issuer RHP Hotel Properties, LP and RHP Finance Corp. (RHP 5.00% April 15, 2021 144A)
Cusip 749571AA
Bonds 55,000
Offering Price $100.000
Spread 1.75%
Cost $55,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members Bank America Merrill Lynch, Credit Agricole, Deutsche Bank, JPMorgan, US Bancorp, Wells Fargo, Capital One SouthCoast, Raymond James, Scotia Capital, Sumitomo Mitsui, TD Securities
Fund Pacholder High Yield Fund
Trade Date 4/2/2013
Issuer Continental Resources (CLR 4.50% April 15, 2023 144A)
Cusip 212015AK
Bonds 120,000
Offering Price $100.000
Spread 1.38%
Cost $120,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.53%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Mitsubishi UFJ, RBS Securities, Wells Fargo, Banco Satander, Capital One Financial, Citigroup, Comerica, TD Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/3/2013
Issuer CNH Capital LLC (CNH 3.625% April 15, 2018 144A)
Cusip 12623EAE
Bonds 107,000
Offering Price $100.000
Spread 0.80%
Cost $107,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.99%
Syndicate Members Barclays Capital, BNP Bondsibas, Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/4/2013
Issuer Bonanza Creek Energy, Inc. (BCEI 6.75% April 15, 2021 144A)
Cusip 097793AA
Bonds 180,000
Offering Price $100.000
Spread 2.00%
Cost $180,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.35%
Syndicate Members Wells Fargo, BMO Capital, JPMorgan, KeyBanc, RBC Capital, Capital One, Credit Agricole, Iberiabank, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey,
Fund Pacholder High Yield Fund
Trade Date 4/10/2013
Issuer Sabine Pass Liquefication, LLC (CQP 5.625% February 1, 2021 144A)
Cusip 785592AA
Bonds 100,000
Offering Price $102.500
Spread 0.92%
Cost $102,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.72%
Syndicate Members Banca IMI, Credit Agricole, Credit Suisse, HSBC Securities, ING Financial, JPMorgan, Lloyds Capital, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC Capital, Scotia Capital, Santander Investmemtns, SMBC Nikko, Societe Generale, Standard Chartered, Bank America Merrill Lynch, CIBC World Markets, Deutsche Bank
Fund Pacholder High Yield Fund
Trade Date 4/10/2013
Issuer Sabine Pass Liquefication, LLC (CQP 5.625% April 15, 2023 144A)
Cusip 785592AB
Bonds 197,000
Offering Price $100.000
Spread 0.92%
Cost $197,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.72%
Syndicate Members Banca IMI, Credit Agricole, Credit Suisse, HSBC Securities, ING Financial, JPMorgan, Lloyds Capital, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC Capital, Scotia Capital, Santander Investmemtns, SMBC Nikko, Societe Generale, Standard Chartered, Bank America Merrill Lynch, CIBC World Markets, Deutsche Bank
Fund Pacholder High Yield Fund
Trade Date 4/11/2013
Issuer Affinia Group Inc (AFFGRP 7.75% May 1, 2021 144A)
Cusip 00828BAJ
Bonds 16,000
Offering Price $100.000
Spread 2.00%
Cost $16,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.91%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/11/2013
Issuer BlueScope Steel (Finance) Limited and BlueScope Steel Finance (USA) LLC (BSLAU 7.125% May 1, 2018 144A)
Cusip 09626GAB
Bonds 41,000
Offering Price $100.000
Spread 2.25%
Cost $41,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.17%
Syndicate Members Credit Suisse, HSBC Securities, JPMorgan, Standard Chartered
Fund Pacholder High Yield Fund
Trade Date 4/11/2013
Issuer Taylor Morrison Communities Inc and Monarch Communities Inc. (TAYMON 5.25% April 15, 2021 144A)
Cusip 877249AC
Bonds 105,000
Offering Price $100.000
Spread 1.50%
Cost $105,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.15%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, HSBC Securities, JPMorgan, Wells Fargo, CIBC World Markets, FBR Capital, RBC Capital, TD Securities
Fund Pacholder High Yield Fund
Trade Date 4/12/2013
Issuer Memorial Production Bondstners LP and Memorial Production Finance Corp. (MEMPRT 7.625% May 1, 2021 144A)
Cusip 586049AA
Bonds 100,000
Offering Price $98.521
Spread 2.00%
Cost $98,521
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 6.42%
Syndicate Members Barclays Capital, Citigroup, JPMorgan, Bank America Merrill Lynch, RBC Capital, Wells Fargo, Mitsubishi UFJ, Natixis Securities, RBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/18/2013
Issuer Rosetta Resources Inc. (ROSE 5.625% May 1, 2021)
Cusip 777779AD
Bonds 59,000
Offering Price $100.000
Spread 1.21%
Cost $59,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.31%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, Comerica Securities, Credit Suisse, Mitsubishi UFJ, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/19/2013
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.75% January 15, 2024)
Cusip 1248EPBE
Bonds 90,000
Offering Price $100.000
Spread 1.15%
Cost $90,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, UBS Securities, Goldman Sachs, Guggenheim Securities, LionTree Advisores, Morgan Joseph Triartisan, RBC Capital, SuntTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/26/2013
Issuer Resolute Forest Products (RFP 5.875% May 15, 2023 144A)
Cusip 76117WAA
Bonds 115,000
Offering Price $99.062
Spread 1.25%
Cost $113,921
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.05%
Syndicate Members Bank America Merrill Lynch, BMO Capital, Citigroup, Barclays Capital, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 4/30/2013
Issuer Constellation Brands Inc (STZ 3.75% May 1, 2021)
Cusip 21036PAK
Bonds 75,000
Offering Price $100.000
Spread 1.25%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members Barclasy capital, JPMorgan, Bank America Merrill Lynch, Rabo Securities,Wells Fargo, HSBC Securities, Mitsubishi UFJ
Fund Pacholder High Yield Fund
Trade Date 4/30/2013
Issuer Constellation Brands Inc (STZ 4.25% May 1, 2023)
Cusip 21036PAL
Bonds 150,000
Offering Price $100.000
Spread 1.25%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.66%
Syndicate Members Barclasy capital, JPMorgan, Bank America Merrill Lynch, Rabo Securities,Wells Fargo, HSBC Securities, Mitsubishi UFJ
Fund Pacholder High Yield Fund
Trade Date 5/2/2013
Issuer Ineos Group Holdings SA (INEGRP 6.125% August 15, 2018 144A)
Cusip 44986UAA
Bonds 200,000
Offering Price $100.000
Spread 0.50%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.44%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, Goldman Sachs, ING Bank, JPMorgan, UBS
Fund Pacholder High Yield Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.25% May 15, 2020 144A)
Cusip 82967NAJ
Bonds 60,000
Offering Price $100.000
Spread 1.13%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.625% May 15, 2023 144A)
Cusip 82967NAL
Bonds 60,000
Offering Price $100.000
Spread 1.13%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.61%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 5/2/2013
Issuer United Continental Holdings, Inc. (UAL 6.375% June 1, 2018)
Cusip 910047AF
Bonds 6,000
Offering Price $100.000
Spread 1.50%
Cost $6,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.31%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 5/3/2013
Issuer New Look Bondco I Plc (NEWLOK 8.375% May 14, 2018 144A)
Cusip 64672TAA
Bonds 229,000
Offering Price $100.000
Spread 1.25%
Cost $229,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.83%
Syndicate Members Deytsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Lloyds Bank, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 5/6/2013
Issuer Penn Virginia Resource (PVR 6.50% May 15, 2021 144A)
Cusip 747065AA
Bonds 33,000
Offering Price $100.000
Spread 2.00%
Cost $33,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members Bank America Merrill Lynch, Citigroup, JPMorgan, PNC Capital, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, BB&T Capital, Capital One Southcoast, Comerica Securities, Deutsche Bank, Huntington Capital, Mitsubishi UFJ Securities, RBS Securities, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/9/2013
Issuer Ball Corporation (BLL 4.00% November 15, 2023)
Cusip 058498AS
Bonds 85,000
Offering Price $100.000
Spread 1.38%
Cost $85,000
Dealer Executing Trade Deustche Bank Securities
% of Offering  purchased by firm 1.31%
Syndicate Members Deutsche Bank, Barclays Capital, Goldman Sachs, JPMorgan, KeyBanc, Bank America Merrill Lynch, RBS Securities, Wells Fargo, ANZ Securities, BNP Bondsibas, Mitsubishi UFJ Securities, PNC Capital, Rabo Securities, SMBC Nikko, UniCredit Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/9/2013
Issuer Claire's Stores Inc (CLE 7.75% June 1, 2020 144A)
Cusip 179584AQ
Bonds 89,000
Offering Price $100.000
Spread 1.50%
Cost $89,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.90%
Syndicate Members Credit Suisse, Goldman Sachs, Jpmorgan, RBC Capital, Apollo Global Securities
Fund Pacholder High Yield Fund
Trade Date 5/9/2013
Issuer First Quality Finance Company, Inc. (FIRSTQ 4.625% May 15, 2021 144A)
Cusip 336130AA
Bonds 83,000
Offering Price $100.000
Spread 1.75%
Cost $83,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.03%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities, SunTrust Robinson Humphrey, Wells Fargo, Fifth Third, HSBC Securities, PNC Capital, RBC Capital, Santander Investments
Fund Pacholder High Yield Fund
Trade Date 5/13/2013
Issuer Cequel Communications Holdings I, LLC and Cequel Capital Corporation (CEQUEL 5.125% December 15, 2021 144A)
Cusip 15672WAE
Bonds 65,000
Offering Price $100.000
Spread 0.75%
Cost $65,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.67%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, RBC Capital, SunTrust Robinson Humphrey, Bank America Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank, LionTree Advisors, Morgan Stanley, UBS Securities, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/15/2013
Issuer Dynegy Inc (DYN 5.875 June 1, 2023 144A)
Cusip 26817RAA
Bonds 164,000
Offering Price $100.000
Spread 1.75%
Cost $164,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.54%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, UBS Securities, Mitsubishi UFJ Securities
Fund Pacholder High Yield Fund
Trade Date 5/15/2013
Issuer First Data Corporation (FDC 11.75% August 15, 2021 144A)
Cusip 319963BK
Bonds 80,000
Offering Price $100.000
Spread 1.22%
Cost $80,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.81%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, KK Karbra & Co, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/15/2013
Issuer SM Energy Company (SM 5.00% January 15, 2024 144A)
Cusip 78454LAG
Bonds 160,000
Offering Price $100.000
Spread 1.70%
Cost $160,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.68%
Syndicate Members Bank America Merrill lynch, JPMorgan, Wells Fargo, Barclays Capital, Comerica Securities, RBC Capital, Banco Santander, Bosc Inc, Capital One Southcoast, Deutsche Bank, Goldman Sachs, Jphnson Rice & Co, Key Capital, Scotia Capital, Stifel Nicolaus & Co, Tudor Pickering & Co, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/16/2013
Issuer Freescale Semiconductor (FSL 5.00% May 15, 2021 144A)
Cusip 35687MAY
Bonds 115,000
Offering Price $100.000
Spread 1.00%
Cost $115,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.65%
Syndicate Members Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 5/16/2013
Issuer Univision Communications (UVN 5.125% May 15, 2023 144A)
Cusip 914906AR
Bonds 100,000
Offering Price $100.000
Spread 1.50%
Cost $100,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.42%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, JPMorgan, Mizuho Securities, Natixis, Wells fargo
Fund Pacholder High Yield Fund
Trade Date 5/21/2013
Issuer Intelsat Jackson Holdings (INTEL 5.50% August 1, 2023 144A)
Cusip 45824TAN
Bonds 260,000
Offering Price $100.000
Spread 0.98%
Cost $260,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.64%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank, Goldman sachs, JPNorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 5/21/2013
Issuer SIWF Merger Sub., Inc (SPRIND 6.25% June 1, 2021 144A)
Cusip 78428GAA
Bonds 25,000
Offering Price $100.000
Spread 2.50%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.81%
Syndicate Members Bank America Merrill Lynch, JPMorgan, KeyBanc Capital
Fund Pacholder High Yield Fund
Trade Date 5/29/2013
Issuer Nationstar Mortgage LLC and Nationstar Capital Corporation (NSM 6.50% June 1, 2022)
Cusip 63860UAL
Bonds 95,000
Offering Price $100.000
Spread 1.50%
Cost $95,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.16%
Syndicate Members Bank America Merrill Lynch, Barclays capital, Credit Suisse, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 6/18/2013
Issuer Brookfield Residential Properties Inc. and Brookfield Residential US Corp. (BRP 6.125% July 1, 2022 144A)
Cusip 11283YAA
Bonds 94,000
Offering Price $100.000
Spread 1.80%
Cost $94,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.16%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, Wells Fargo, CIBC World Markets, HSBC Securities, JPMorgan, RBC Capital, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund
Trade Date 6/17/2013
Issuer Service Corporation International (SCI 5.375% January 15, 2022 144A)
Cusip 817565BX
Bonds 29,000
Offering Price $100.000
Spread 2.25%
Cost $29,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.14%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells fargo, SunTrust Robinson Humphrey, BBVA Securities, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp. (VRXCN 7.50% July 15, 2021 144A)
Cusip 92912EAA
Bonds 358,000
Offering Price $100.000
Spread 1.25%
Cost $358,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.15%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, DNB Markets, SunTrust Robinson Humphrey, CIBC World Markets, HSBC Securities, Mitsubishi UFJ, TD Securities
Fund Pacholder High Yield Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp. (VRXCN 6.75% August 15, 2018 144A)
Cusip 92912EAC
Bonds 354,000
Offering Price $100.000
Spread 1.25%
Cost $354,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.97%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, CIBC World Markets, DNB Markets, HSBC Securities, Mitsubishi UFJ, SunTrust Robinson Humphrey, TD Securities